EXHIBIT NO. 23.2


               Consent of Independent Certified Public Accountants


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports, dated April 20, 1998 and December 5, 1997, which appear in Page F-2 and F-3, respectively, of the Annual Report on Form 10-KSB of SVI Holdings, Inc. and subsidiaries for the year ended March 31, 1999.

/s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
December 22, 1999

                                       8